UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2021

Riot Blockchain, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33675	84-1553387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

202 6th Street, Suite 401, Castle Rock, CO 80104
(Address of principal executive offices)

(303) 794-2000
(Registrant’s telephone number, including area code)

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	RIOT	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 – Regulation FD Disclosure.

On April 27, 2021, Riot Blockchain, Inc. (“Riot,” “us,” “we,” “our,” or the “Corporation”) is participating in the 2021 H.C. Wainwright Cryptocurrency, Blockchain & FinTech Conference (the “Conference”), with Jason Les, our Chief Executive Officer, as a presenter.

Participants at the Conference are being provided with Riot’s presentation deck (the “Riot Presentation”). The Corporation is furnishing the Riot Presentation provided to participants at the Conference attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”). The Riot Presentation is also available on our website, https://www.riotblockchain.com, under the “Company Info – Presentations” section.

The information furnished herewith pursuant to Item 7.01 of this Current Report, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report includes forward-looking statements within the meaning of the federal securities laws, including as to the completion and effects of the contemplated acquisition by the Corporation of Whinstone and the future financial performance and operations of the Corporation. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “anticipates,” “believes,” “plans,” “expects,” “intends,” “will,” “potential,” “hope” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon current expectations of the Corporation and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties. These forward-looking statements include, but are not limited to, statements about the benefits of the contemplated acquisition of Whinstone, including financial and operating results, and the Corporation’s plans, objectives, expectations, and intentions. Among the risks and uncertainties that could cause actual results to differ from those expressed in the forward-looking statements are: (1) the satisfaction or waiver of the conditions precedent to the consummation of the contemplated acquisition, including receipt of required regulatory clearances; (2) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive purchase agreement; (3) unanticipated difficulties or expenditures relating to, of the failure to realize the benefits of, the contemplated acquisition; (4) legal proceedings, judgments or settlements in connection with the contemplated acquisition; (5) disruptions of current plans and operations caused by the announcement and pendency of the contemplated acquisition; and (6) the response of employees, customers, suppliers, business partners and regulators to the announcement of the contemplated acquisition. Detailed information regarding other factors that may cause actual results to differ materially from those expressed or implied by statements in this press release relating to the Corporation may be found in the Corporation’s filings with the U.S. Securities and Exchange Commission (“SEC”), including in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” of the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 31, 2021, and the Company’s Current Reports on Form 8-K which were filed with the SEC on April 8, 2021 and April 9, 2021, copies of which may be obtained from the SEC’s website at www.sec.gov. All forward-looking statements included in this Current Report are made only as of the date of this Current Report, and the Corporation does not undertake any obligation to publicly update or correct any forward-looking statements to reflect events or circumstances that subsequently occur, or of which the Corporation hereafter becomes aware, except as required by law.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1*	Riot Presentation (furnished pursuant to Item 7.01 of this Current Report on Form 8-K).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* The information contained in this Exhibit is furnished but not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIOT BLOCKCHAIN, INC.

By:	/s/ Jeffrey McGonegal
Jeffrey McGonegal
Chief Financial Officer

Date: April 27, 2021